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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3616

Madison Mosaic Income Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2012

Madison Mosaic

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Madison Mosaic® Funds
www.mosaicfunds.com

Madison Mosaic Income Trust | December 31, 2012

CONTENTS

Management’s Discussion of Fund Performance

2012 in Review	2

Outlook	2

Government Fund	3

Core Bond Fund	4

Institutional Bond Fund	5

Investment Grade Corporate Bond Fund	6

Notes to Management’s Discussion of Fund Performance	7

Portfolio of Investments

Government Fund	8

Core Bond Fund	9

Institutional Bond Fund	11

Investment Grade Corporate Bond Fund	13

Statements of Assets and Liabilities	15

Statements of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	26

Other Information	27

Trustees and Officers	31

Madison Mosaic Income Trust | December 31, 2012

Management’s Discussion of Fund Performance

2012 in Review

The old adage that markets climb “a wall of worry” was demonstrated by domestic and international stock and bond markets in 2012. Despite signs of below trend economic growth in the U.S., a recession in Europe, and slowing growth in the emerging markets, investors in both stocks and bonds saw positive returns. These positive results were supported by continued aggressive monetary policy worldwide, exemplified by the Federal Reserve’s announcement in December that it would maintain low interest rates as long as unemployment exceeded 6.5% and inflation remained under 2.5%.

Bond investors across the board enjoyed positive returns, with the most conservative short-term government issuance producing minor advances, while riskier long-term and lower-quality bonds produced notably positive results. The bond market was led by the high-yield corporate sector, which tends to move in tandem with the stock markets. The domestic stock market advanced 16.0% in 2012 as measured by the S&P 500. The Barclays High-Yield Bond Index was up 15.8%, the broader Barclay’s Corporate Bond Index advanced 9.8%, while U.S. Treasuries showed a more modest 2.0% gain, as measured by Barclays U.S. Treasury Bond Index.

While investment returns were generally heartening to investors, the journey was uneven. Headlines seemed to provide an endless stream of uncertainties from around the world. The most potent of these influences was the sovereign debt crisis in Europe. Early year optimism over the U.S. economy and European debt crisis took the bellwether 10-year Treasury to a year-high yield of 2.38% in mid-March as investors showed willingness to step away from the safest bonds. This trend ended as worries increased over the possible default of debt by the most economically troubled countries in southern Europe. The ensuing flight to safety drove the yield on the 10-year Treasury to its annual low of 1.39% on July 24th. Confidence in a positive resolution began to subsequently rise, fueled by European Central bank President Mario Draghi’s July statement that he would do “whatever it takes” to hold the Eurozone together. As the year progressed the nation’s attention turned away from Europe to the presidential election and only late in the period did investors begin to focus on the so-called fiscal cliff. The fiscal cliff’s automatic shifts to higher taxes and lower spending were partially fended off with a late December, last-minute compromise. The yield on the 10-year Treasury ended the year at 1.76%, slightly lower than the opening yield for the year, producing Treasury returns that were a bit higher than the coupon return for the annual period.

OUTLOOK

While optimism generally prevailed in 2012, our perspective suggests that the bond market may be overlooking the wide variety of risks that remain unresolved. These include worldwide credit issues, the upcoming battle over the domestic debt ceiling, and the possibility that the Fed’s long-standing policy of aggressive monetary easing may become less accommodative. In addition, the “risk on” trade that prevailed in 2012 has caused many of the investment grade bond sectors to become aggressively priced. Our focus on reducing risk to this investment grade sector should not suggest that we recommend shifting sensible asset allocation strategies. We anticipate the 10-year Treasury yield may fluctuate in a much wider range than experienced in 2012 and volatility will increase. We believe the exceptionally high corporate bond valuations have largely run their course and anticipate increased volatility in 2013 as demand for corporate bonds transitions to more normal levels, especially if investors begin to rebalance their portfolios to a more normal stock allocation. We estimate investment-grade bond returns in 2013 may equal the yield to maturity, and at worst believe a moderate increase in rates could challenge returns in 2013. As a result, we encourage investors to look beyond the broad classification such as “bond” to see what sort of interest-rate and credit risks are in their current bond allocation. Our outlook suggests that risk-averse investors with an interest in capital preservation should focus on higher-quality, and lower to intermediate maturity issues to mitigate the potential damages of rising rates and lower valuations on corporate bonds.

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC GOVERNMENT FUND

FUND-AT-A-GLANCE

Objective: Madison Mosaic Government Fund provides investors with monthly dividends by investing in bonds and other securities issued or guaranteed by the U.S. Government.

Net Assets: $6.1 million

Date of Inception: July 21, 1983

Ticker: MADTX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Government Fund invests primarily in short to intermediate term government and government agency bonds. The fund concentrates on the intermediate portion of the yield curve with a recognition that the intermediate area of the yield curve has offered approximately 90% of the return of the long Treasury with less risk. The fund is actively managed for duration, meaning that when we believe interest rates will fall, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, we believe when rates appear likely to rise, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Madison Mosaic Government Fund (Class Y) returned 1.44% for the annual period ended December 31, 2012. This return exceeded the fund’s Morningstar Short Government peer group, which had a category return of 1.06%, but trailed the Barclays Capital Intermediate Government Bond Index, which returned 1.73%. These relative returns against the peer group were primarily driven by the fund’s overweight to spread product (bonds which typically yield more than comparable U.S. Treasuries). The fund had an overweight allocation to mortgage backed securities that performed well in 2012. In addition, the fund was overweight government agencies which added additional yield to the portfolio. The unmanaged Barclays Index, which has no expenses associated with it, held an average duration of 3.62 years at year-end, compared to the fund’s 2.91 years. This was a drag on performance against the Index, as rates fell slightly during the period. As mentioned above, Madison Mosaic Government Fund favored the yield advantage in U.S. Government Agency and Mortgaged Backed bonds throughout the year over Treasury securities. In the end Agencies held a slight outperformance edge over Treasuries as seen by the relative returns of the Barclays Intermediate U.S. Agency Index, which was up 1.78%, while the Barclays Intermediate U.S. Treasury Index advanced 1.71%. The Barclays U.S. Mortgage Backed Securities Index advanced 2.59% for the year. At year-end the Government Bond Fund held 58.2% in U.S. Government agency bonds, 29.9% in Treasuries, 9.4% in mortgage-backed bonds, and 2.5% in cash. The fund was invested in 39 positions and had a 30-day SEC yield of 0.19%.

TOP TEN STOCK HOLDINGS AS OF 12/31/12

% of net assets
U.S. Treasury Note, 3.125%, 10/31/16	10.77%
Fannie Mae, 1.25%, 1/30/17	8.38%
U.S. Treasury Note, 2.625%, 11/15/20	6.27%
Freddie Mac, 2.5%, 5/27/16	6.10%
U.S. Treasury Note, 0.5%, 11/15/13	5.73%
Freddie Mac, 1.25%, 5/12/17	5.02%
Federal Home Loan Bank, 3.375%, 6/12/20	4.92%
Fannie Mae, 2.375%, 4/11/16	4.34%
Federal Home Loan Bank, 1.375%, 5/28/14	4.15%
Fannie Mae, 2.375%, 7/28/15	3.44%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Mortgage Backed Securities	9.4%
U.S. Agency Notes	58.2%
U.S. Treasury Notes	29.9%
Cash and Other	2.5%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

	Average Annual Total Return
	1-Year	5-Year	10-Year

Government Fund, Class Y	1.44%	3.54%	3.05%
Barclays Capital Intermediate Gov’t Bond Index	1.73%	4.51%	4.10%

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC CORE BOND FUND

FUND-AT-A-GLANCE

Objective: Madison Mosaic Core Bond Fund provides relatively higher income by investing in a mix of higher, medium and lower-rated corporate bonds.

Net Assets: $9.3 million

Date of Inception: July 21, 1983

Ticker: MADBX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Core Bond Fund invests primarily in intermediate term corporate, government and mortgage-backed bonds. The fund is actively managed in terms of duration, asset mix and yield curve positioning.

PERFORMANCE DISCUSSION

Mosaic Core Bond Fund (Class Y) rose 2.79% for the year ended December 31, 2012. Over the same period, its Morningstar Intermediate Term Bond Category peer group averaged 7.01%, while the Bank of America Merrill Lynch U.S. Corporate Government & Mortgage Index rose 4.43%. In 2012 long duration bonds outperformed short bonds and riskier junk bonds outperformed high-quality bonds. The fund’s relative performance suffered due to its higher quality bias. With intermediate corporate bonds showing an annual return disparity of 3.2% from top-rated AAA to 18.4% for CAA, and 27.6% for the lowest rated CA-D, quality was the major driver of relative returns. The fund had no exposure to the lowest rated bonds, while having an 82.6% exposure to bonds rated A or higher. This created a performance gap against peers who held a greater exposure to higher-performing junk bonds. A secondary factor was the fund’s shorter duration posture, 4.53 years as compared to the Barclays Index duration of 5.06 years. The duration effect can be seen in these three Morningstar Category bond annual returns: Short-Term 3.67%; Intermediate Term 7.01% and Long-Term 12.97%. In terms of peer performance, one other disadvantage was the fund’s decision to favor industrial corporate bonds over bonds issued by financial firms in a year in which the bonds of credit-sensitive banks had a banner, double-digit year. At year-end, the fund held 48.5% in corporate bonds, 23.4% in Treasuries, 18.4% in mortgage-backed bonds, 4.4% in government agency notes, and 5.3% in cash. The credit quality of its corporate bonds was high, with 51.0% sporting a Standard & Poor’s rating of AAA, 8.5% AA, 23.1% A, 17.4% BBB, with no exposure to lower-rated bonds. The fund ended the period with a 30-day SEC yield of 1.14%.

TOP TEN STOCK HOLDINGS AS OF 12/31/12

% of net assets
U.S. Treasury Note, 3.125%, 5/15/19	6.41%
U.S. Treasury Bond, 5.375%, 2/15/31	5.39%
U.S. Treasury Note, 2.625%, 11/15/20	5.32%
Freddie Mac, 5%, 2/16/17	4.45%
U.S. Treasury Bond, 3.75%, 8/15/41	4.43%
Fannie Mae AP6568, 3%, 9/1/42	2.30%
Ginnie Mae 698089, 4%, 4/15/39	2.11%
Freddie Mac J17506, 3%, 12/1/26	2.03%
Kimberly-Clark Corp., 6.125%, 8/1/17	1.98%
Valero Energy Corp., 6.125%, 2/1/20	1.97%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Consumer Discretionary	3.8%
Consumer Staples	8.8%
Energy	7.3%
Financials	13.2%
Health Care	5.2%
Industrials	2.5%
Information Technology	6.5%
Materials	1.2%
Mortgage Backed Securities	18.4%
U.S. Government and Agency Obligations	27.8%
Cash and Other	5.3%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

	Average Annual Total Return
	1-Year	5-Year	10-Year	Since 2/29/12 Inception

Core Bond Fund, Class Y	2.79%	4.93%	4.21%	–
Core Bond Fund, Class R6	–	–	–	2.39%
Bank of America Merrill Lynch US Corp. Govt &
Mtg Index	4.43%	6.03%	5.26%	3.57%

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC INSTITUTIONAL BOND FUND

FUND-AT-A-GLANCE

Objective: The Madison Mosaic Institutional Bond Fund seeks total investment return through a combination of intermediate corporate and government bonds.

Net Assets: $109.7 million

Date of Inception: May 1, 2000

Ticker: MIIBX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Institutional Bond Fund invests primarily in short to intermediate term government, government agency and investment-grade corporate bonds. The fund concentrates on the intermediate portion of the yield curve with a recognition that the intermediate part of the yield curves historically offers approximately 90% of the return of a 30-year Treasury with less risk. The fund is actively managed for duration, meaning that when we believe interest rates are falling, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when we believe that interest rates appear high, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Madison Mosaic Institutional Bond Fund returned 2.04% for the annual period ended December 31, 2012. Over the same period, its Morningstar peer group in the Short Term Bond category averaged 3.67% while the Barclays Capital Intermediate Government Credit Index returned 3.89%. Over the one-year period the market favored lower-quality issues, while corporate bonds soundly outperformed Treasuries of a similar maturity. With the fund holding about half of its allocation to government bonds, it faced relative performance challenges. The fund finished the year with a duration of 2.85 years, as compared to the Barclays Capital Intermediate Government Credit Index’s 3.89 years. The advantage of longer bonds can clearly be seen in the returns of the various Morningstar category returns: Short-Term Bond 3.67%; Intermediate Term Bond 7.01% and Long-Term Bond 12.97%. We believe that the fund’s conservative, relatively short duration posture was a major disadvantage over this period when compared to our benchmark, and to peers whose duration was closer to the benchmark’s. As of December 31, 2012 Institutional Bond had an asset allocation of 51.3% corporates, 20.5% government agencies, and 24% Treasuries, and a 30-day SEC yield of 0.30%.

TOP TEN HOLDINGS AS OF 12/31/12

% of net assets
U.S. Treasury Note, 4.25%, 8/15/14	4.85%
U.S. Treasury Note, 2%, 11/30/13	4.63%
U.S. Treasury Note, 1.375%, 1/15/13	4.56%
U.S. Treasury Note, 3%, 2/28/17	4.01%
Freddie Mac, 2.875%, 2/9/15	3.84%
U.S. Treasury Note, 0.75%, 9/15/13	3.66%
Freddie Mac, 2.5%, 5/27/16	3.65%
Fannie Mae, 1.375%, 11/15/16	3.53%
Fannie Mae, 4.625%, 10/15/14	3.19%
Fannie Mae, 1.25%, 1/30/17	2.34%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Consumer Discretionary	3.0%
Consumer Staples	8.4%
Energy	2.0%
Financials	19.2%
Health Care	2.4%
Industrials	3.2%
Information Technology	9.8%
Materials	1.4%
Telecommunication Services	1.9%
U.S. Government & Agency Obligations	44.5%
Cash & Other	4.2%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

	Average Annual Total Return
	1-Year	5-Year	10-Year

Institutional Bond Fund, Class Y	2.04%	4.03%	3.80%
Barclays Capital Intermediate Govt Credit Bond Index	3.89%	5.18%	4.62%
Barclays Capital Intermediate Govt Credit A+ Bond Index	3.14%	4.78%	4.32%

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

INVESTMENT GRADE CORPORATE BOND FUND

FUND-AT-A-GLANCE

Objective: The Madison Mosaic Investment Grade Corporate Bond Fund provides investors with monthly income by investing in investment grade corporate securities.

Net Assets: $19.8 million

Date of Inception: July 1, 2007

Ticker: COINX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Investment Grade Corporate Bond Fund provides investors with regular, monthly income through investments in bonds issued by corporations. The fund will generally invest in corporate securities with an average maturity of 10 years or less. The result is a fund designed for investors who seek regular income from an actively managed bond fund.

PERFORMANCE DISCUSSION

Madison Mosaic Investment Grade Corporate Bond Fund returned 5.72% for the annual period ended December 31, 2012, during a strong year for corporate bonds. Over this same period, the fund’s Morningstar peer group, Intermediate Bond, returned 5.86%, while the Barclays Capital Credit Bond Index returned 8.39%. We believe the main source of underperformance against the Barclays Index was more conservative allocation to financials and the lowest quality tier of the investment grade market. As reported by Barclays, AAA corporate bonds returned 3.2% for the year, while CAA were up 18.4% and CA-D rose 27.6%. With corporate bonds outperforming similar maturity government bonds, we believe the fund’s full exposure to the corporate sector helped it keep up with its broader Morningstar peer group, even though management preferred shorter, more defensive bonds. A secondary factor in our underperformance against the Barclay’s Index was the fund’s shorter maturity stance, with the fund ending the year with a duration of 6.00 years, while the Index was at 7.05 years. At year-end, the fund’s quality exposure according the Standard and Poor’s was 4.5% AAA, 10.7% AA, 41.2% A, and 43.6% BBB. The fund held 65 issues and had a 30-day SEC yield of 1.39%.

TOP TEN HOLDINGS AS OF 12/31/12

% of net assets
General Electric Capital Corp., 6.75%, 3/15/32	2.79%
Comcast Corp., 6.45%, 3/15/37	2.73%
Oracle Corp., 5.75%, 4/15/18	2.58%
Valero Energy Corp., 6.625%, 6/15/37	2.56%
Walgreen Co., 5.25%, 1/15/19	2.49%
Wells Fargo & Co., 5.625%, 12/11/17	2.47%
Cisco Systems Inc., 5.5%, 2/22/16	2.45%
American Express Co., 6.15%, 8/28/17	2.44%
Mondelez International Inc., 5.375%, 2/10/20	2.44%
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	2.43%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12
Consumer Discretionary	10.6%
Consumer Staples	16.0%
Energy	13.4%
Financials	24.9%
Health Care	4.4%
Industrials	2.5%
Information Technology	15.3%
Materials	5.6%
Utilities	2.0%
Cash & Other	5.3%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

	Average Annual Total Return
	1-Year	5-Year	Since Inception

Investment Grade Corporate Bond Fund, Class Y	5.72%	6.82%	7.21%
Barclays Capital Credit Bond Index	9.37%	7.65%	7.70%

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | concluded

NOTES TO MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

[1]	This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

[2]	Past performance is not predictive of future performance. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested. The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes. For current performance information, visit www.mosaicfunds.com.

[3]	The primary benchmark is changing from the Barclays Capital Intermediate Government Credit Bond Index to the Barclays Capital Intermediate Government Credit A+ Bond Index.

BENCHMARK DESCRIPTIONS

Barclays Capital Intermediate Government Bond Index

The Barclays Capital U.S. Intermediate Government Bond Index is a market-value-weighted index for government fixed-rate debt issues with maturities between one and 10 years.

Bank of America Merrill Lynch U.S. Corporate Government & Mortgage Index

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

Barclays Capital Intermediate Government Credit Bond Index

This index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

Barclays Capital Intermediate Government Credit A+ Bond Index

This index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

Barclays Capital Credit Bond Index

The Barclays Capital Credit Bond Index is an unmanaged, market capitalization weighted index that covers the U.S. dollar denominated fixed-rate, taxable bond market, with maturities of one year or more.

Madison Mosaic Income Trust | December 31, 2012

Government Fund • Portfolio of Investments

	Par Value	Value (Note 1)

MORTGAGE BACKED SECURITIES - 9.4%

Fannie Mae - 2.5%
5.5%, 2/1/18 Pool # 555345	$11,102	$11,925
5%, 6/1/18 Pool # 555545	23,461	25,499
6.5%, 5/1/32 Pool # 636758	5,235	6,195
6.5%, 6/1/32 Pool # 254346	7,269	8,602
6%, 8/1/32 Pool # 254405	12,072	13,486
4.5%, 12/1/35 Pool # 745147	64,257	69,534
5.5%, 1/1/38 Pool # 953589	19,188	20,854

		156,095
Freddie Mac - 5.6%
5.5%, 8/1/17 Pool # E90778	8,564	9,212
4.5%, 11/1/23 Pool # G13342	19,622	20,890
3%, 12/1/26 Pool # J17506	89,578	94,228
3%, 1/1/27 Pool # G18420	71,573	75,289
6.5%, 6/1/32 Pool # C01364	7,212	8,326
4%, 10/1/40 Pool # A94362	124,985	133,585

		341,530
Ginnie Mae - 1.3%
7%, 9/20/27 Pool # E2483	4,895	5,833
6%, 2/15/38 Pool # 676516	17,360	19,383
4%, 4/15/39 Pool # 698089	47,361	52,137

		77,353

Total Mortgage Backed Securities (Cost $543,544)		574,978

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 88.1%
Fannie Mae - 29.1%
3.625%, 2/12/13	150,000	150,042
4.75%, 2/21/13	150,000	150,379
4.375%, 7/17/13	150,000	153,405
4.625%, 10/15/13	125,000	129,398
2.375%, 7/28/15	200,000	210,403
1.625%, 10/26/15	200,000	207,045
2.375%, 4/11/16	250,000	265,913
1.25%, 1/30/17	500,000	513,093

		1,779,678

	Par Value	Value (Note 1)

Federal Home Loan Bank - 13.3%
4%, 9/6/13	$150,000	$153,916
3.125%, 12/13/13	100,000	102,810
1.375%, 5/28/14	250,000	254,363
3.375%, 6/12/20	265,000	301,387

		812,476
Freddie Mac - 15.8%
4.5%, 7/15/13	150,000	153,538
2.875%, 2/9/15	125,000	131,768
2.5%, 5/27/16	350,000	373,740
1.25%, 5/12/17	300,000	307,276

		966,322
U.S. Treasury Note - 29.9%
0.625%, 1/31/13	50,000	50,015
0.5%, 11/15/13	350,000	351,026
4.25%, 8/15/14	100,000	106,492
3.125%, 10/31/16	600,000	659,578
4.5%, 5/15/17	90,000	105,124
3.75%, 11/15/18	150,000	174,692
2.625%, 11/15/20	350,000	384,180

		1,831,107

Total U.S. Government and Agency Obligations (Cost $5,247,766)		5,389,583
	Shares

INVESTMENT COMPANY - 2.0%
Invesco Short Term Investments Treasury	125,718	125,718

Total Investment Company (Cost $125,718)		125,718

TOTAL INVESTMENTS - 99.5% (Cost $5,917,028)		6,090,279
NET OTHER ASSETS AND LIABILITIES - 0.5%		32,967

TOTAL NET ASSETS - 100.0%		$6,123,246

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2012 | continued

Core Bond Fund • Portfolio of Investments

	Par Value	Value (Note 1)

CORPORATE NOTES AND BONDS - 48.5%
Consumer Discretionary - 3.8%
Comcast Cable Communications Holdings Inc., 8.375%, 3/15/13	$27,000	$27,428
Comcast Corp., 5.3%, 1/15/14	100,000	104,945
DIRECTV Holdings LLC. / DIRECTV Financing Co. Inc., 3.5%, 3/1/16	100,000	106,020
Time Warner Cable Inc., 4%, 9/1/21	100,000	109,969

		348,362
Consumer Staples - 8.8%
Bottling Group LLC., 5.125%, 1/15/19	100,000	118,232
Costco Wholesale Corp., 5.5%, 3/15/17	100,000	118,005
CVS Caremark Corp., 5.75%, 6/1/17	49,000	58,641
Kellogg Co., 4.45%, 5/30/16	100,000	110,711
Kimberly-Clark Corp., 6.125%, 8/1/17	150,000	184,155
Sysco Corp., 5.25%, 2/12/18	100,000	119,345
Walgreen Co., 4.875%, 8/1/13	100,000	102,482

		811,571
Energy - 7.3%
BP Capital Markets PLC, 3.875%, 3/10/15	52,000	55,427
ConocoPhillips, 4.6%, 1/15/15	150,000	162,184
Devon Energy Corp., 6.3%, 1/15/19	125,000	155,317
Enterprise Products Operating LLC., 5.2%, 9/1/20	100,000	119,554
Valero Energy Corp., 6.125%, 2/1/20	150,000	182,667

		675,149
Financials - 13.2%
Allstate Corp./The, 6.2%, 5/16/14	100,000	107,430
American Express Credit Corp., 5.875%, 5/2/13	150,000	152,721
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	150,000	157,698
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	100,000	108,542
General Electric Capital Corp., 4.8%, 5/1/13	100,000	101,465
JPMorgan Chase & Co., 3.7%, 1/20/15	150,000	158,011
Markel Corp., 6.8%, 2/15/13	75,000	74,745
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	100,000	104,835
US Bancorp, 4.2%, 5/15/14	100,000	105,024
Wells Fargo & Co., 4.375%, 1/31/13	150,000	150,234

		1,220,705
Health Care - 5.2%
AbbVie Inc., 2%, 11/6/18	100,000	101,432
Eli Lilly & Co., 4.2%, 3/6/14	100,000	104,358
Merck & Co. Inc., 4%, 6/30/15	150,000	162,897
Pfizer Inc., 5.35%, 3/15/15	100,000	110,188

		478,875

	Par Value	Value (Note 1)

Industrials - 2.5%
Danaher Corp., 3.9%, 6/23/21	$100,000	$112,716
United Parcel Service Inc., 5.5%, 1/15/18	100,000	120,285

		233,001
Information Technology - 6.5%
Cisco Systems Inc., 5.5%, 2/22/16	100,000	114,389
Google Inc., 3.625%, 5/19/21	100,000	111,487
Hewlett-Packard Co., 5.5%, 3/1/18	100,000	108,279
Intuit Inc., 5.75%, 3/15/17	100,000	115,463
Texas Instruments Inc., 2.375%, 5/16/16	150,000	157,117

		606,735
Materials - 1.2%
Dow Chemical Co./The, 4.125%, 11/15/21	100,000	109,753

Total Corporate Notes and Bonds
(Cost $4,277,322)		4,484,151

MORTGAGE BACKED SECURITIES - 18.4%
Fannie Mae - 10.1%
5%, 2/1/19 Pool # 725341	19,616	21,321
6%, 3/1/21 Pool # 745406	28,773	30,953
5.5%, 3/1/21 Pool # 837199	33,526	36,327
6.5%, 5/1/32 Pool # 636758	6,980	8,260
4.5%, 12/1/35 Pool # 745147	64,257	69,534
5%, 2/1/36 Pool # 745275	68,381	74,255
5%, 3/1/36 Pool # 745355	91,183	99,016
5.5%, 5/1/36 Pool # 745516	29,854	32,629
6%, 12/1/36 Pool # 256514	34,150	37,393
6%, 12/1/36 Pool # 902070	37,200	40,732
6%, 12/1/36 Pool # 903002	41,288	45,209
5.5%, 1/1/37 Pool # 905805	73,792	80,281
5.5%, 1/1/38 Pool # 953589	19,188	20,854
6%, 1/1/38 Pool # 965649	20,685	22,650
5%, 4/1/38 Pool # 889260	97,772	105,926
3%, 9/1/42 Pool # AP6568	203,285	213,285

		938,625
Freddie Mac - 6.2%
5%, 2/1/21 Pool # G11911	34,563	37,229
4.5%, 4/1/23 Pool # J07302	69,311	73,790
4.5%, 11/1/23 Pool # G13342	39,243	41,780
3%, 12/1/26 Pool # J17506	179,155	188,456
3%, 1/1/27 Pool # G18420	107,360	112,934
6%, 8/1/36 Pool # A51727	21,166	23,070
6.5%, 11/1/36 Pool # C02660	40,506	46,077
5%, 9/1/38 Pool # G04815	45,840	49,333

		572,669

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust | Core Bond Fund • Portfolio of Investments | December 31, 2012 | continued

	Par Value	Value (Note 1)

MORTGAGE BACKED SECURITIES (continued)

Ginnie Mae - 2.1%
4%, 4/15/39 Pool # 698089	$177,603	$195,512

Total Mortgage Backed Securities (Cost $1,615,461)		1,706,806

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.8%

Freddie Mac - 4.4%
5%, 2/16/17	350,000	412,713

U.S. Treasury Bills - 1.9%
0.06%, 4/25/13	175,000	174,962

U.S. Treasury Bond - 9.8%
5.375%, 2/15/31	350,000	499,679
3.75%, 8/15/41	350,000	411,414

		911,093
U.S. Treasury Note - 11.7%
3.125%, 5/15/19	525,000	594,645
2.625%, 11/15/20	450,000	493,945

		1,088,590

Total U.S. Government and Agency Obligations (Cost $2,428,908)		2,587,358

	Shares	Value (Note 1)

INVESTMENT COMPANY - 4.3%
Invesco Short Term Investments Treasury	403,494	$403,494

Total Investment Company (Cost $403,494)		403,494

TOTAL INVESTMENTS - 99.0% (Cost $8,725,185)		9,181,809
NET OTHER ASSETS AND LIABILITIES - 1.0%		97,108

TOTAL NET ASSETS - 100.0%		$9,278,917

LLC Limited Liability Company
PLC Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2012 | continued

Institutional Bond Fund • Portfolio of Investments

	Par Value	Value (Note 1)

CORPORATE NOTES AND BONDS - 51.3%
Consumer Discretionary - 3.0%
McDonald’s Corp., 5.35%, 3/1/18	$1,000,000	$1,207,571
Target Corp., 2.9%, 1/15/22	2,000,000	2,124,070

		3,331,641
Consumer Staples - 8.4%
Coca-Cola Co./The, 4.875%, 3/15/19	2,000,000	2,388,878
PepsiCo Inc., 4.65%, 2/15/13	1,500,000	1,505,650
Procter & Gamble Co./The, 4.7%, 2/15/19	1,500,000	1,774,600
Sysco Corp., 5.25%, 2/12/18	1,000,000	1,193,453
Wal-Mart Stores Inc., 4.55%, 5/1/13	125,000	126,732
Wal-Mart Stores Inc., 4.5%, 7/1/15	2,000,000	2,191,682

		9,180,995
Energy - 2.0%
BP Capital Markets PLC, 3.875%, 3/10/15	518,000	552,142
ConocoPhillips, 4.6%, 1/15/15	1,500,000	1,621,839

		2,173,981
Financials - 19.2%
Allstate Corp./The, 6.2%, 5/16/14	2,000,000	2,148,608
American Express Co., 4.875%, 7/15/13	1,500,000	1,535,108
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	1,500,000	1,576,980
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	1,450,000	1,573,860
General Electric Capital Corp., 5.625%, 9/15/17	2,000,000	2,361,930
John Deere Capital Corp., 1.4%, 3/15/17	2,000,000	2,021,174
JPMorgan Chase & Co., 3.7%, 1/20/15	2,000,000	2,106,808
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	1,450,000	1,520,102
Simon Property Group LP, 4.125%, 12/1/21	2,000,000	2,225,300
US Bancorp, 4.2%, 5/15/14	1,500,000	1,575,363
Wells Fargo & Co., 5.625%, 12/11/17	2,000,000	2,388,034

		21,033,267
Health Care - 2.4%
Eli Lilly & Co., 4.2%, 3/6/14	450,000	469,610
Pfizer Inc., 5.35%, 3/15/15	2,000,000	2,203,770

		2,673,380
Industrials - 3.2%
Caterpillar Inc., 3.9%, 5/27/21	1,500,000	1,685,882
United Parcel Service Inc., 5.5%, 1/15/18	1,500,000	1,804,275

		3,490,157

	Par Value	Value (Note 1)

Information Technology - 9.8%
Cisco Systems Inc., 5.5%, 2/22/16	$2,000,000	$2,287,784
Google Inc., 3.625%, 5/19/21	1,500,000	1,672,302
Intel Corp., 1.95%, 10/1/16	2,000,000	2,068,076
Microsoft Corp., 3%, 10/1/20	1,500,000	1,621,539
Oracle Corp., 4.95%, 4/15/13	1,000,000	1,012,905
Texas Instruments Inc., 2.375%, 5/16/16	2,000,000	2,094,890

		10,757,496
Materials - 1.4%
EI du Pont de Nemours & Co., 3.25%, 1/15/15	1,500,000	1,579,711

Telecommunication Services - 1.9%
AT&T Inc., 1.6%, 2/15/17	2,000,000	2,025,496

Total Corporate Notes and Bonds (Cost $54,283,683)		56,246,124

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 44.5%
Fannie Mae - 9.1%
4.625%, 10/15/14	3,250,000	3,502,996
1.375%, 11/15/16	3,750,000	3,866,858
1.25%, 1/30/17	2,500,000	2,565,465

		9,935,319
Federal Home Loan Bank - 1.8%
3.625%, 5/29/13	2,000,000	2,028,814

Freddie Mac - 9.6%
4.5%, 7/15/13	2,250,000	2,303,069
2.875%, 2/9/15	4,000,000	4,216,592
2.5%, 5/27/16	3,750,000	4,004,359

		10,524,020
U.S. Treasury Note - 24.0%
1.375%, 1/15/13	5,000,000	5,001,582
0.75%, 9/15/13	4,000,000	4,017,344
2%, 11/30/13	5,000,000	5,083,205
4.25%, 8/15/14	5,000,000	5,324,610
3%, 2/28/17	4,000,000	4,400,624
2.625%, 11/15/20	2,250,000	2,469,726

		26,297,091

Total U.S. Government and Agency Obligations (Cost $47,982,474)		48,785,244

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust | Institutional Bond Fund • Portfolio of Investments | December 31, 2012 | continued

	Shares	Value (Note 1)

INVESTMENT COMPANY - 3.4%
Invesco Short Term Investments Treasury	3,730,782	$3,730,782

Total Investment Company (Cost $3,730,782)		3,730,782

TOTAL INVESTMENTS - 99.2% (Cost $105,996,939)		108,762,150
NET OTHER ASSETS AND LIABILITIES - 0.8%		931,580

TOTAL NET ASSETS - 100.0%		$109,693,730

LP - Limited Partnership
PLC-Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2012 | continued

Investment Grade Corporate Bond Fund • Portfolio of Investments

	Par Value	Value (Note 1)

CORPORATE NOTES AND BONDS - 94.7%
Consumer Discretionary - 10.6%
Comcast Corp., 6.45%, 3/15/37	$420,000	$540,777
DIRECTV Holdings LLC. / DIRECTV Financing Co. Inc., 5%, 3/1/21	400,000	449,474
McDonald’s Corp., 5.8%, 10/15/17	20,000	24,325
Target Corp., 5.875%, 7/15/16	20,000	23,613
Target Corp., 5.375%, 5/1/17	400,000	471,310
Time Warner Cable Inc., 4%, 9/1/21	250,000	274,923
Time Warner Inc., 6.25%, 3/29/41	250,000	309,810

		2,094,232
Consumer Staples - 16.0%
Coca-Cola Refreshments USA Inc., 7.375%, 3/3/14	10,000	10,798
CVS Caremark Corp., 5.75%, 6/1/17	195,000	233,369
General Mills Inc., 5.65%, 2/15/19	380,000	462,624
Kellogg Co., 1.875%, 11/17/16	400,000	411,242
Kimberly-Clark Corp., 6.125%, 8/1/17	10,000	12,277
Mondelez International Inc., 6.5%, 8/11/17	20,000	24,453
Mondelez International Inc., 5.375%, 2/10/20	400,000	483,635
PepsiCo Inc., 5.5%, 1/15/40	275,000	348,158
Sysco Corp., 0.55%, 6/12/15	200,000	200,068
Sysco Corp., 5.25%, 2/12/18	25,000	29,836
Walgreen Co., 5.25%, 1/15/19	420,000	493,274
Wal-Mart Stores Inc., 3.25%, 10/25/20	420,000	458,069

		3,167,803
Energy - 13.4%
BP Capital Markets PLC, 3.875%, 3/10/15	13,000	13,857
ConocoPhillips, 4.6%, 1/15/15	420,000	454,115
Devon Energy Corp., 5.625%, 1/15/14	15,000	15,786
Devon Energy Corp., 5.6%, 7/15/41	400,000	476,952
Enterprise Products Operating LLC., 4.45%, 2/15/43	200,000	203,337
Marathon Oil Corp., 6%, 10/1/17	400,000	481,290
Marathon Petroleum Corp., 5.125%, 3/1/21	250,000	294,711
Occidental Petroleum Corp., 1.5%, 2/15/18	200,000	202,813
Valero Energy Corp., 6.625%, 6/15/37	410,000	506,816

		2,649,677
Financials - 24.9%
Allstate Corp./The, 5%, 8/15/14	400,000	427,962
American Express Co., 4.875%, 7/15/13	25,000	25,585
American Express Co., 6.15%, 8/28/17	400,000	482,489
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	325,000	341,679

	Par Value	Value (Note 1)

Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	$20,000	$21,708
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	400,000	481,723
General Electric Capital Corp., 6.75%, 3/15/32	425,000	553,595
JPMorgan Chase & Co., 4.75%, 3/1/15	20,000	21,588
JPMorgan Chase & Co., 4.25%, 10/15/20	400,000	445,595
KeyCorp, 5.1%, 3/24/21	250,000	291,751
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	425,000	445,547
Simon Property Group LP, 4.125%, 12/1/21	400,000	445,060
US Bancorp, 4.2%, 5/15/14	25,000	26,256
US Bancorp, 2.2%, 11/15/16	400,000	417,142
Wells Fargo & Co., 5.625%, 12/11/17	410,000	489,547
Wells Fargo & Co., 4.6%, 4/1/21	15,000	17,284

		4,934,511
Health Care - 4.4%
AbbVie Inc., 2%, 11/6/18	400,000	405,727
Merck & Co. Inc., 3.875%, 1/15/21	400,000	449,682
Pfizer Inc., 5.35%, 3/15/15	25,000	27,547

		882,956
Industrials - 2.5%
Caterpillar Inc., 5.2%, 5/27/41	20,000	24,484
CSX Corp., 6.15%, 5/1/37	20,000	25,373
Norfolk Southern Corp., 3.25%, 12/1/21	400,000	419,384
United Parcel Service Inc., 5.5%, 1/15/18	20,000	24,057

		493,298
Information Technology - 15.3%
Cisco Systems Inc., 5.5%, 2/22/16	425,000	486,154
eBay Inc., 1.35%, 7/15/17	200,000	202,551
Hewlett-Packard Co., 4.75%, 6/2/14	400,000	417,104
Hewlett-Packard Co., 3.75%, 12/1/20	25,000	24,263
Intel Corp., 1.95%, 10/1/16	300,000	310,212
Intel Corp., 3.3%, 10/1/21	20,000	21,248
International Business Machines Corp., 1.95%, 7/22/16	400,000	416,066
Intuit Inc., 5.75%, 3/15/17	200,000	230,927
Oracle Corp., 5.75%, 4/15/18	420,000	511,739
Texas Instruments Inc., 1.375%, 5/15/14	400,000	405,442

		3,025,706
Materials - 5.6%
Alcoa Inc., 5.95%, 2/1/37	250,000	242,252
Dow Chemical Co./The, 4.125%, 11/15/21	400,000	439,011
EI du Pont de Nemours & Co., 3.25%, 1/15/15	400,000	421,256

		1,102,519

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust | Investment Grade Corporate Bond Fund • Portfolio of Investments | December 31, 2012 | concluded

	Par Value	Value (Note 1)

CORPORATE NOTES AND BONDS (continued)

Utilities - 2.0%
Dominion Resources Inc., 2.75%, 9/15/22	$400,000	$404,387

Total Corporate Notes and Bonds (Cost $17,933,827)		18,755,089
	Shares

INVESTMENT COMPANY - 4.5%
Invesco Short Term Investments Treasury	899,646	899,646

Total Investment Company (Cost $899,646)		899,646

TOTAL INVESTMENTS - 99.2% (Cost $18,833,473)		19,654,735
NET OTHER ASSETS AND LIABILITIES - 0.8%		157,806

TOTAL NET ASSETS - 100.0%		$19,812,541

LLC-Limited Liability Company
LP - Limited Partnership
PLC-Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust | December 31, 2012

Statements of Assets and Liabilities | For the period ended December 31, 2012

	Government Fund	Core Bond Fund	Institutional Bond Fund	Investment Grade Corporate Bond Fund

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$5,964,561	$8,778,315	$105,031,368	$18,755,089
Investment companies	125,718	403,494	3,730,782	899,646

Total investments*	6,090,279	9,181,809	108,762,150	19,654,735
Receivables
Interest	33,631	87,323	974,951	203,943
Capital shares sold	8,168	21,870	285,193	–

Total assets	6,132,078	9,291,002	110,022,294	19,858,678

LIABILITIES
Payables
Dividends	148	880	228,477	30,663
Capital shares redeemed	2,543	1,863	49,600	49
Management fees	2,103	3,135	27,849	6,723
Service fees	4,564	6,207	22,638	8,702
Waived fees	(526)	–	–	–

Net management and service fees	6,141	9,342	50,487	15,425

Total liabilities	8,832	12,085	328,564	46,137

NET ASSETS	$6,123,246	$9,278,917	$109,693,730	$19,812,541

Net assets consists of:
Paid in capital	$5,950,656	$8,782,998	$106,700,064	$18,952,475
Accumulated net realized gain (loss)	(661)	39,295	228,456	38,804
Net unrealized appreciation on investments	173,251	456,624	2,765,210	821,262

Net Assets	$6,123,246	$9,278,917	$109,693,730	$19,812,541

CLASS Y SHARES
Net Assets	$6,123,246	$9,268,679	$109,693,730	$19,812,541
Shares of beneficial interest outstanding	566,982	1,302,152	9,788,677	1,697,185
Net Asset Value and redemption price per share	$10.80	$7.12	$11.21	$11.67

CLASS R6 SHARES
Net Assets		$10,238
Shares of beneficial interest outstanding		1,438
Net Asset Value and redemption price per share		$7.12

*INVESTMENT SECURITIES, AT COST	$5,917,028	$8,725,185	$105,996,940	$18,833,473

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust

Statements of Operations | For the period ended December 31, 2012

	Government Fund	Core Bond Fund	Institutional Bond Fund	Investment Grade Corporate Bond Fund

INVESTMENT INCOME (Note 1)
Interest income	$113,639	$290,191	$1,800,126	$512,098

EXPENSES (Notes 2 and 3)
Investment advisory fees	22,795	35,999	329,901	75,349
Service agreement fees	15,023	24,684	208,937	51,536

Total expenses	37,818	60,683	538,838	126,885
Waived fees	(3,112)	–	–	–

Net expenses	34,706	60,683	538,838	126,885

NET INVESTMENT INCOME	78,933	229,508	1,261,288	385,213

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	11,280	99,473	667,181	47,118
Change in net unrealized appreciation (depreciation) of investments	(9,925)	(83,204)	264,756	606,580

NET GAIN ON INVESTMENTS	1,355	16,269	931,937	653,698

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,288	$245,777	$2,193,225	$1,038,911

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust

Statements of Changes in Net Assets | For the period indicated

	Government Fund		Core Bond Fund

	Year Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$78,933	$93,158	$229,508	$248,028
Net realized gain on investments	11,280	47,196	99,473	12,197
Change in net unrealized appreciation (depreciation) on investments	(9,925)	44,311	(83,204)	261,165

Total increase in net assets resulting from operations	80,288	184,665	245,777	521,390
DISTRIBUTION TO SHAREHOLDERS
From net investment income
Class Y	(78,933)	(93,158)	(229,274)	(248,028)
Class R6	–	–	(234)	–
From net capital gains
Class Y	(14,284)	(44,407)	(31,662)	–
Class R6	–	–	(34)	–

Total distributions	(93,217)	(137,565)	(261,204)	(248,028)
CAPITAL SHARE TRANSACTIONS(Note 6)
Class Y	807,811	233,715	438,527	(523,472)
Class R6	–	–	10,269	–

Total capital share transactions	807,811	233,715	448,796	(523,472)
NET INCREASE (DECREASE) IN NET ASSETS	794,882	280,815	433,369	(250,110)
NET ASSETS
Beginning of period	$5,328,364	$5,047,549	$8,845,548	$9,095,658

End of period	$6,123,246	$5,328,364	$9,278,917	$8,845,548

			Investment Grade
	Institutional Bond Fund		Coporate Bond Fund

	Year Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$1,261,288	$1,034,945	$385,213	$68,187
Net realized gain (loss) on investments	667,181	(52,876)	47,118	20,796
Change in net unrealized appreciation on investments	264,756	1,255,427	606,580	147,554

Total increase in net assets resulting from operations	2,193,225	2,237,496	1,038,911	236,537
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class Y	(1,261,288)	(1,034,945)	(385,213)	(68,187)
From net capital gains
Class Y	(385,849)	(59,296)	(8,314)	(23,110)

Total distributions	(1,647,137)	(1,094,241)	(393,527)	(91,297)
CAPITAL SHARE TRANSACTIONS, CLASS Y (Note 6)	4,299,006	51,317,599	1,616,703	16,336,110

NET INCREASE IN NET ASSETS	4,845,094	52,460,854	2,262,087	16,481,350
NET ASSETS
Beginning of period	$104,848,636	$52,387,782	$17,550,454	$1,069,104

End of period	$109,693,730	$104,848,636	$19,812,541	$17,550,454

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust

Financial Highlights | Selected data for a share outstanding for the periods indicated

GOVERNMENT FUND

	Year Ended December 31,
CLASS Y	2012	2011	2010	2009	2008

Net asset value, beginning of period	$10.82	$10.72	$10.63	$10.81	$10.30
Investment operations:
Net investment income[1]	0.15	0.20	0.26	0.27	0.32
Net realized and unrealized gain (loss) on investments	0.01	0.19	0.10	(0.15)	0.51

Total from investment operations	0.16	0.39	0.36	0.12	0.83
Less distributions:
From net investment income	(0.15)	(0.20)	(0.26)	(0.27)	(0.32)
From net capital gains	(0.03)	(0.09)	(0.01)	(0.03)	–

Total distribution	(0.18)	(0.29)	(0.27)	(0.30)	(0.32)

Net asset value, end of period	$10.80	$10.82	$10.72	$10.63	$10.81
Total return (%)	1.44	3.65	3.40	1.19	8.17
Ratios and supplemental data
Net assets, end of period (in thousands)	$6,123	$5,328	$5,048	$4,300	$5,071
Ratio of expenses to average net assets before fee waiver (%)	0.61	0.69	0.68	0.69	0.78
Ratio of expenses to average net assets after fee waiver (%)	0.61	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	1.38	1.81	2.39	2.55	3.00
Ratio of net investment income to average net assets after fee waiver (%)	1.38	N/A	N/A	N/A	N/A
Portfolio turnover[2] (%)	23	45	20	38	67

CORE BOND FUND

	Year Ended December 31,
CLASS Y	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.13	$6.89	$6.76	$6.74	$6.58
Investment operations:
Net investment income[1]	0.18	0.21	0.21	0.21	0.27
Net realized and unrealized gain (loss) on investments	0.01	0.24	0.13	0.02	0.16

Total from investment operations	0.19	0.45	0.34	0.23	0.43
Less distributions:
From net investment income	(0.18)	(0.21)	(0.21)	(0.21)	(0.27)
From net capital gains	(0.02)	–	–	–	–

Total distribution	(0.20)	(0.21)	(0.21)	(0.21)	(0.27)

Net asset value, end of period	$7.12	$7.13	$6.89	$6.76	$6.74
Total return (%)	2.79	6.60	5.11	3.43	6.80
Ratios and supplemental data
Net assets, end of period (in thousands)	$9,269	$8,846	$9,096	$12,501	$5,188
Ratio of expenses to average net assets (%)	0.67	0.70	0.70	0.70	0.80
Ratio of net investment income to average net assets (%)	2.55	2.94	3.04	3.13	4.18
Portfolio turnover[2] (%)	27	21	32	16	36

[1]	Based on average daily shares outstanding during the year.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire period.

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust | December 31, 2012

Financial Highlights | Selected data for a share outstanding for the periods indicated (continued)

CORE BOND FUND (continued)

	Year Ended December 31,
CLASS R6[1]	2012

Net asset value, beginning of period	$7.13
Investment operations:
Net investment income[2]	0.17
Net realized and unrealized gain (loss) on investments	0.01

Total from investment operations	0.18
Less distributions:
From net investment income	(0.17)
From net capital gains	(0.02)

Total distributions	(0.19)

Net asset value, end of period	$7.12
Total return (%)	2.39
Ratios and supplemental data
Net assets, end of period (in thousands)	$10
Ratio of expenses to average net assets (%)	0.44 [3]
Ratio of net investment income to average net assets (%)	2.76 [3]
Portfolio turnover[4] (%)	27

INSTITUTIONAL BOND FUND

	Year Ended December 31,
CLASS Y	2012	2011	2010	2009	2008

Net asset value, beginning of period	$11.15	$10.94	$10.68	$10.47	$10.41
Investment operations:
Net investment income[2]	0.13	0.16	0.19	0.20	0.48
Net realized and unrealized gain (loss) on investments	0.10	0.22	0.27	0.21	0.16

Total from investment operations	0.23	0.38	0.46	0.41	0.64
Less distributions:
From net investment income	(0.13)	(0.16)	(0.19)	(0.20)	(0.48)
From net capital gains	(0.04)	(0.01)	(0.01)	–	(0.10)

Total distributions	(0.17)	(0.17)	(0.20)	(0.20)	(0.58)

Net asset value, end of period	$11.21	$11.15	$10.94	$10.68	$10.47
Total return (%)	2.04	3.53	4.35	3.99	6.30
Ratios and supplemental data
Net assets, end of period (in thousands)	$109,694	$104,849	$52,388	$26,382	$2,155
Ratio of expenses to average net assets (%)	0.49	0.49	0.49	0.49	0.56
Ratio of net investment income to average net assets (%)	1.15	1.48	1.76	2.21	3.70
Portfolio turnover[4] (%)	29	9	21	11	73

[1]	Share class launched on February 29, 2012.
[2]	Based on average daily shares outstanding during the year.
[3]	Annualized.
[4]	Portfolio Turnover is calculated at the fund level and represents the entire period.

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust | December 31, 2012

Financial Highlights | Selected data for a share outstanding for the periods indicated (concluded)

INVESTMENT GRADE CORPORATE BOND FUND

	Year Ended December 31,
CLASS Y	2012	2011	2010	2009	2008

Net asset value, beginning of period	$11.27	$10.81	$10.68	$10.16	$10.26
Investment operations:
Net investment income[1]	0.24	0.22	0.48	0.53	0.52
Net realized and unrealized gain (loss) on investments	0.39	0.61	0.13	0.52	(0.09)

Total from investment operations	0.63	0.83	0.61	1.05	0.43
Less distributions:
From net investment income	(0.23)	(0.36)	(0.48)	(0.53)	(0.52)
From net capital gains	(0.00)[2]	(0.01)	–	–	(0.01)

Total distributions	(0.23)	(0.37)	(0.48)	(0.53)	(0.53)

Net asset value, end of period	$11.67	$11.27	$10.81	$10.68	$10.16
Total return (%)	5.72	7.83	5.81	10.58	4.29
Ratios and supplemental data
Net assets, end of period (in thousands)	$19,813	$17,550	$1,069	$987	$948
Ratio of expenses to average net assets (%)	0.67	0.69	0.06	–	–
Ratio of net investment income to average net assets (%)	2.04	1.98	4.44	5.05	5.21
Portfolio turnover[3] (%)	11	10	14	18	5

[1]	Based on average daily shares outstanding during the year.
[2]	Greater than zero but less than a penny.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire period.

See accompanying Notes to Financial Statements.

Madison Mosaic Income Trust | December 31, 2012

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Income Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains four separate funds: Madison Mosaic Government Fund, Madison Mosaic Core Bond Fund, Madison Mosaic Institutional Bond Fund and the Madison Mosaic Investment Grade Corporate Bond Fund (collectively, the “Funds”). Each Fund offers Class Y shares and is a diversified mutual fund with its objectives and strategies detailed in its prospectus.

Effective February 29, 2012, the Trust launched an additional share class for the Core Bond Fund. The Class, named R6 shares, are only available to participating retirement plans, corporations and other institutions, such as trusts, endowments and foundations.

Portfolio Valuation: Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Mutual funds are valued at their Net Asset Value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each Fund has adopted the Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended December 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Madison Mosaic Income Trust | Notes to Financial Statements | continued

Fund	Level 1	Level 2	Level 3	Value at 12/31/12

Government
Mortgage Backed Securities	$–	$574,978	$–	$574,978
U.S. Government and Agency Obligations	–	5,389,583	–	5,389,583
Investment Companies	125,718	–	–	125,718

Total	$125,718	$5,964,561	$–	$6,090,279

Core Bond
Corporate Notes and Bonds	$–	$4,484,151	$–	$4,484,151
Mortgage Backed Securities	–	1,706,806	–	1,706,806
U.S. Government and Agency Obligations	–	2,587,358	–	2,587,358
Investment Companies	403,494	–	–	403,494

Total	$403,494	$8,778,315	$–	$9,181,809

Institutional Bond
Corporate Notes and Bonds	$–	$56,246,124	$–	$56,246,124
U.S. Government and Agency Obligations	–	48,785,244	–	48,785,244
Investment Companies	3,730,782	–	–	3,730,782

Total	$3,730,782	$105,031,368	$–	$108,762,150

Investment Grade Corporate Bond Fund
Corporate Notes and Bonds	$–	$18,755,089	$–	$18,755,089
Investment Companies	899,646	–	–	899,646

Total	$899,646	$18,755,089	$–	$19,654,735

Please see the Portfolio of Investments for each Fund for a listing of all securities within each caption.

There were no transfers between classification levels during the period ended December 31, 2012. As of and during the year ended December 31, 2012, none of the Funds held securities deemed as a Level 3.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011. The Funds have adopted the disclosures required by this update.

In December 2011, the IASB and the FASB issued ASU 2011-11 “Disclosures about Offsetting Assets And Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also intend to improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected

Madison Mosaic Income Trust | Notes to Financial Statements | continued

life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2012 and 2011 was as follows:

	2012	2011

Government Fund:
Distributions paid from:
Ordinary income	$85,814	$106,536
Long-term capital gains	7,403	31,029
Core Bond Fund:
Distributions paid from:
Ordinary income	$229,508	$248,028
Long-term capital gains	31,696	–
Institutional Bond Fund:
Distributions paid from:
Ordinary income	$1,341,079	$1,073,254
Long-term capital gains	306,058	20,987
Investment Grade Corporate Bond Fund:
Distributions paid from:
Ordinary income	$391,445	$69,098
Long-term capital gains	2,082	22,199

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Net unrealized appreciation on investments	$172,590

$172,590

Core Bond Fund:
Accumulated net realized gains	$39,295
Net unrealized appreciation on investments	456,624

$495,919

Institutional Bond Fund:
Accumulated net realized gains	$228,456
Net unrealized appreciation on investments	2,765,210

$2,993,666

Investment Grade Corporate Bond Fund:
Accumulated net realized gains	$38,804
Net unrealized appreciation on investments	$821,262

$860,066

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

As of and during the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2009 through 2012.

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees. The investment adviser to the Funds, Madison Investment Advisors, LLC (the

Madison Mosaic Income Trust | Notes to Financial Statements | continued

“Adviser”), earned an advisory fee equal to 0.40% per annum of the average net assets of the Government Fund, Core Bond Fund and Investment Grade Corporate Bond Fund and 0.30% per annum for the Institutional Bond Fund. Effective June 29, 2012, 0.10% of this fee for the Government Fund is waived through June 30, 2013.

3. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. Through June 28, 2012, this fee for Class Y shares was 0.28% for the Government Fund, 0.30% for the Core Bond Fund, 0.19% for the Institutional Bond Fund and 0.30% for the Investment Grade Corporate Bond Fund. Effective June 29, 2012, these fees were reduced to 0.25% for the Government Fund, 0.25% for the Core Bond Fund and 0.25% for the Investment Grade Corporate Bond Fund. The Institutional Bond Fund’s fee remained the same at 0.19%. The Class R6 shares fees for the Core Bond Fund was 0.02% from inception of those shares through year ended December 31, 2012. The Independent Trustees fees and the expenses of the Funds’ independent registered public accountants are paid out of these fees. These fees are accrued daily and paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2012 were as follows:

	Purchases	Sales

Government Fund:
U.S. Gov’t securities	$2,138,022	$1,271,421
Other	–	–
Core Bond Fund:
U.S. Gov’t securities	$1,527,872	$1,425,838
Other	952,639	906,169
Institutional Fund:
U.S. Gov’t securities	$19,441,671	$19,310,181
Other	15,841,280	10,355,064
Investment Grade Corporate Bond Fund:
U.S. Gov’t securities	$–	$–
Other	3,170,498	1,892,951

5. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) were as follows as of December 31, 2012:

	Government	Core Bond
	Fund	Fund
Aggregate Cost	$5,917,689	$8,725,185

Gross unrealized appreciation	172,590	457,019
Gross unrealized depreciation	–	(395)

Net unrealized appreciation	$172,590	$456,624

	Institutional Bond Fund	Investment Grade Corporate Bond Fund

Aggregate Cost	$105,996,940	$18,833,473

Gross unrealized appreciation	2,765,210	826,582
Gross unrealized depreciation	–	(5,320)

Net unrealized appreciation	$2,765,210	$821,262

6. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2012	2011

Class Y Shares
In Dollars
Shares sold	$2,333,762	$2,417,691
Shares issued in reinvestment of dividends	90,774	133,374

Total shares issued	2,424,536	2,551,065
Shares redeemed	(1,616,725)	(2,317,350)

Net increase	$807,811	$233,715

In Shares
Shares sold	215,243	223,668
Shares issued in reinvestment of dividends	8,377	12,353

Total shares issued	223,620	236,021
Shares redeemed	(149,294)	(214,360)

Net increase	74,326	21,661

Core Bond Fund	2012	2011

Class Y Shares
In Dollars
Shares sold	$2,531,700	$4,239,259
Shares issued in reinvestment of dividends	246,112	234,467

Total shares issued	2,777,812	4,473,726
Shares redeemed	(2,339,285)	(4,997,198)

Net increase (decrease)	$438,527	$(523,472)

In Shares
Shares sold	352,758	597,435
Shares issued in reinvestment of dividends	34,336	33,525

Total shares issued	387,094	630,960
Shares redeemed	(326,387)	(709,623)

Net increase (decrease)	60,707	(78,663)

Madison Mosaic Income Trust | Notes to Financial Statements | concluded

	Year Ended December 31,

Core Bond Fund	2012

Class R6 Shares
In Dollars
Shares sold	$10,024
Shares issued in reinvestment of dividends	245

Total shares issued	10,269
Shares redeemed	–

Net increase	$10,269

In Shares
Shares sold	1,404
Shares issued in reinvestment of dividends	34

Total shares issued	1,438
Shares redeemed	–

Net increase	1,438

Institutional Bond Fund	2012	2011

Class Y Shares
In Dollars
Shares sold	$31,070,711	$57,572,393
Shares issued in reinvestment of dividends	429,590	187,051

Total shares issued	31,500,301	57,759,444
Shares redeemed	(27,201,295)	(6,441,845)

Net increase	$4,299,006	$51,317,599

In Shares
Shares sold	2,766,242	5,176,600
Shares issued in reinvestment of dividends	38,279	16,928

Total shares issued	2,804,521	5,193,528
Shares redeemed	(2,418,194)	(580,883)

Net increase	386,327	4,612,645

Investment Grade Corporate Bond Fund	2012	2011

Class Y Shares
In Dollars
Shares sold	$1,595,553	$17,067,503
Shares issued in reinvestment of dividends	21,405	33,583

Total shares issued	1,616,958	17,101,086
Shares redeemed	(255)	(764,976)

Net increase	$1,616,703	$16,336,110

In Shares
Shares sold	138,008	1,525,450
Shares issued in reinvestment of dividends	1,852	3,068

Total shares issued	139,860	1,528,518
Shares redeemed	(22)	(70,047)

Net increase	139,838	1,458,471

7. Discussion of Risks. Please see the most current version of each Fund’s prospectus for a discussion of risks associated with investing in the Funds. While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times they have produced surprises. Those who enjoyed growth and income of their investments were typically rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events could, in a worst-case scenario produce the material loss of the value of some or all of the securities we manage for you in the Funds.

8. Subsequent Events. Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were available for issue.

At a meeting held on November 6, 2012, the Board of Trustees of the Madison Mosaic Income Trust approved the reorganization of the Madison Mosaic Government Fund, Madison Mosaic Core Bond Fund, Madison Mosaic Institutional Bond Fund and the Madison Mosaic Investment Grade Corporate Bond Fund with and into a corresponding series and class of Madison Funds® (f/k/a MEMBERS® Mutual Funds)(the “Reorganization”). The shareholders of the Madison Mosaic Funds are expected to vote on the proposed Reorganization on March 27, 2013. If approved, it is expected that the Reorganization will occur after the close of business on April 29, 2013. In conjunction with the Reorganization, the Transfer Agent would change from U.S. Bancorp Fund Services, LLC to Boston Financial Data Services, Inc.

No other events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Madison Mosaic Income Trust | December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Income Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Income Trust (the “Trust”), including the Government Fund, Core Bond Fund, Institutional Bond Fund and Investment Grade Corporate Bond Fund (collectively, the “Funds”), as of December 31, 2012 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2012, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 26, 2013

Madison Mosaic Income Trust | December 31, 2012

Other Information

Fund Expenses

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 4 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2012 and held for the six-months ended December 31, 2012.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return[1]

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense Ratio	During the Period[2]

Government Fund, Class Y	$1,000.00	$1,006.08	0.61%	$3.07
Core Bond Fund, Class Y	$1,000.00	$1,007.37	0.67%	$3.42
Core Bond Fund, Class R6	$1,000.00	$1,008.44	0.44%	$3.09
Institutional Bond Fund, Class Y	$1,000.00	$1,009.20	0.49%	$2.48
Investment Grade Corporate Bond Fund, Class Y	$1,000.00	$1,031.70	0.67%	$3.47

[1]For the six-months ended December 31, 2012.
[2]Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense Ratio	During the Period[2]

Government Fund, Class Y	$1,000.00	$1,025.40	0.61%	$3.10
Core Bond Fund, Class Y	$1,000.00	$1,025.40	0.67%	$3.43
Core Bond Fund, Class R6	$1,000.00	$1,025.40	0.44%	$2.22
Institutional Bond Fund, Class Y	$1,000.00	$1,025.40	0.49%	$2.49
Investment Grade Corporate Bond Fund, Class Y	$1,000.00	$1,025.40	0.67%	$3.43

[1]For the six-months ended December 31, 2012.
[2]Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Madison Mosaic Income Trust | Other Information | continued

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission (“SEC”) web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited). The Board reviewed a variety of matters in connection with the renewal of the Trust’s investment advisory contract with the Adviser. The following description of the Board’s considerations summarizes the process:

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide performance consistent with the Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration to Trust portfolios.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance. They also considered whether any relative underperformance was appropriate to the Adviser’s conservative investment philosophy.

A comprehensive discussion of Fund performance and market conditions occurred during the course of the Board’s review. Representatives of the Adviser discussed with the

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Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require and were wary of “inapt comparisons.” They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Fund’s fee structure based on total Fund expense ratio as well as by comparing Fund advisory fees to other Fund advisory fees. The Board noted the simple expense structure maintained by the Trust: an advisory fee and a capped administrative “services” expense. The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its administrative services agreements with the Trust, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, compliance and legal fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust, as part of a mutual fund family, is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to its other clients.

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. Also, the

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Board recognized that the Adviser recommended that the Board approve a reduction in the services fee paid by the Government, Core Bond and Investment Grade Corporate Bond Funds of the Trust.

During the course of the review, counsel to the Independent Trustees confirmed that the Trusts’ Independent Trustees met previously in executive session and reviewed the written contract renewal materials provided by the Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trusts’ advisory fees are fair and reasonable for each respective portfolio and that renewal of their respective Advisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

Based on the above, the Board renewed the Trust’s contracts for another year.

Madison Mosaic Income Trust | December 31, 2012

Trustees and Officers

The address of each trustee and officer of the funds is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at
www.sec.gov or by calling Madison Mosaic Funds at 1-800-368-3195.

Interested Trustees and Officers

Position(s)
Name and	and Length of	Principal Occupation(s)	Other Directorships/
Year of Birth	Time Served	During Past Five Years	Trusteeships

Katherine L. Frank[1] 1960	President, 1996 - Present, and Trustee, 2001 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010

Madison Asset Management, LLC (“MAM”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010

Madison Investment Advisors, LLC (“Madison” or the “Adviser”), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010

		Madison Mosaic Funds (12 funds, including the Funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16) (mutual funds), President, 2009 - Present	Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present

1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

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Position(s)
Name and	and Length of	Principal Occupation(s)	Other Directorships/
Year of Birth	Time Served	During Past Five Years	Trusteeships

Frank E. Burgess[1] 1942	Trustee, 1996 - Present	MIH, Founder; Chairman of the Board, 2012 - Present; Executive Director and President, 2010 - 2012; Managing Director and President, 1973 - 2010

MAM, Executive Director and President, 2010 - 2012; President, 2004 - 2010

Madison, Executive Director and President, 2010 - 2012

		Madison Mosaic Funds (12 funds, including the Funds), Vice President, 1996 - 2012; Madison Strategic Sector Premium Fund, Vice President, 2005 - 2012; Madison Funds (13) and Ultra Series Fund (16), Vice President, 2009 - 2012	Madison Mosaic Funds (12), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010

MAM, Executive Director and Chief Investment Officer, 2010 - Present

Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010

		Madison Mosaic Funds (12 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), Vice President, 2009 - Present	N/A

1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

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Position(s)
Name and	and Length of	Principal Occupation(s)	Other Directorships/
Year of Birth	Time Served	During Past Five Years	Trusteeships

Paul A. Lefurgey 1964	Vice President, 2009 - Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present

MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 - 2005

		Madison Mosaic Funds (12 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Madison Covered Call & Equity Strategy Fund, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), Vice President, 2009 - Present	N/A

Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009	MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present;

Madison Mosaic Funds (12 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009

Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; MCN, Treasurer, 2013 - Present

		Madison Covered Call & Equity Strategy Fund, Vice President, 2008 - Present; Madison Funds (13) and Ultra Series Fund (16), Treasurer, 2009 - Present	N/A

Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present	MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present

Madison Mosaic Funds (12 funds, including the Funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2013 - Present

		Madison Funds (13) and Ultra Series Fund (16), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007	N/A

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Position(s)
Name and	and Length of	Principal Occupation(s)	Other Directorships/
Year of Birth	Time Served	During Past Five Years	Trusteeships

Holly S. Baggot (continued)	MFD Distributor, LLC (an affiliated brokerage firm of MIA) (“MFD”), Vice President, 2012 - Present

MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005

W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009	MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009

MFD, Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present

Madison Mosaic Funds (12 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009

		Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2013 - Present Madison Funds (13) and Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present	N/A

Madison Mosaic Income Trust | Trustees and Officers | continued

Position(s)
Name and	and Length of	Principal Occupation(s)	Other Directorships/
Year of Birth	Time Served	During Past Five Years	Trusteeships

Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present	MIH, MAM, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present

NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present

Madison Mosaic Funds (12 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present

Madison Covered Call & Equity Strategy Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present

CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009

		Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007	N/A

Madison Mosaic Income Trust | Trustees and Officers | concluded

Independent Trustees

	Position(s)		Portfolios
Name and	and Length of	Principal Occupation(s)	Overseen in	Other Directorships/
Year of Birth	Time Served	During Past Five Years	Fund Complex[2]	Trusteeships

Philip E. Blake 1943	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	43	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (12 funds, including the Funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2012 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present

James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	43	Park Bank, 1978 - Present; Madison Mosaic Funds (12 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	43	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (12 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of the Trust with 4 portfolios, the Madison Funds (f/k/a MEMBERS® Mutual Funds) with 13 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund), the Madison Covered Call & Equity Strategy Fund (a closed end fund), and the Madison Mosaic Equity, Tax-Free and Government Money Market Trusts, which together have 8 portfolios, for a grand total of 43 separate portfolios in the fund complex.

The Madison Mosaic Family of Mutual Funds

Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Dividend Income Fund
NorthRoad International Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. MFD Distributors, LLC.

An investment in any Madison Mosaic fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government Money Market fund seeks to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the fund.

Transfer Agent
Madison Mosaic® Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Telephone Numbers
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

SEC File Number 811-03616

Madison Mosaic® Funds
www.mosaicfunds.com

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted, other than to expand its scope to additional persons or entities to reflect changes occurring over the passage of time.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2012, James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2012 and 2011, respectively, out of the Services Agreement fees collected from or paid on behalf of all Madison Mosaic Funds were $89,100 ($111,800 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $91,800 ($111,800 including MSP). Of these amounts, approximately $19,000 and $16,000, respectively, was or will be attributable to Madison Mosaic Income Trust and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Income Trust

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, President and Principal Executive Officer
Date: March 1, 2013

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: March 1, 2013